UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-06671

DWS Global High Income Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/09

ITEM 1.           REPORT TO STOCKHOLDERS

  APRIL 30, 2009

Semiannual Report to Stockholders

DWS Global High Income Fund, Inc. Ticker Symbol: LBF

Contents

3 Performance Summary

5 Portfolio Management Review

9 Portfolio Summary

11 Investment Portfolio

16 Financial Statements

20 Financial Highlights

21 Notes to Financial Statements

28 Dividend Reinvestment and Cash Purchase Plan

32 Other Information

33 Additional Information

34 Privacy Statement

Investments in funds involve risks. The fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. This may result in greater share price volatility. Moreover, this fund is non-diversified and can take larger positions in fewer companies, increasing its overall risk potential. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

This report is sent to the stockholders of the DWS Global High Income Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2009

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.

Average Annual Return as of 4/30/09
	6-Month‡	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	26.30%	-18.36%	-1.32%	7.19%	11.54%
Based on Market Price(a)	44.98%	-9.49%	1.47%	9.13%	11.91%
JPMorgan Emerging Markets Bond Global Diversified Index(b)	21.27%	-5.07%	3.41%	7.01%	9.91%
JPMorgan Emerging Markets Bond Index Plus(c)	19.03%	-4.31%	4.02%	8.05%	10.49%
Lipper Closed-End Emerging Markets Debt Funds Category(d)	20.28%	-11.57%	.42%	6.63%	10.25%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
a Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
b The JPMorgan Emerging Markets Bond Global Diversified Index tracks total returns for US-dollar-denominated debt instruments issued by emerging-market sovereign entities, including Brady bonds, loans and Eurobonds, and quasi-sovereign entities. The index limits exposure to any one country. On March 1, 2009, the JPMorgan Emerging Markets Bond Global Diversified Index replaced the JPMorgan Emerging Markets Bond Index Plus (EMBI+) as the Fund's benchmark index because the Advisor believes that it better reflects the Fund's investment strategy.
c The JPMorgan EMBI+ is an unmanaged, unleveraged index that tracks total returns for traded external debt instruments in the emerging markets. Included in the index are US-dollar and other external currency denominated Brady bonds, loans, Eurobonds and local market instruments.
Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
d Lipper's Closed-End Emerging Markets Debt Funds Category represents Funds that seek either current income or total return by investing at least 65% of total assets in emerging market debt securities, where "emerging market" is defined by a country's GNP per capita or other economic measures. Lipper figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Lipper Inc. as falling into the Closed-End Emerging Markets Debt Funds Category. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.
Net Asset Value and Market Price
	As of 4/30/09	As of 10/31/08
Net Asset Value	$ 6.93	$ 5.99
Market Price	$ 6.68	$ 5.03

Prices and Net Asset Value fluctuate and are not guaranteed.

Distribution Information
Six Months as of 4/30/09: Income Dividends	$ .48
April Quarterly Dividend*	$ .18
Current Annualized Distribution Rate (based on Net Asset Value) as of 4/30/09+	10.39%
Current Annualized Distribution Rate (based on Market Price) as of 4/30/09+	10.78%
* The April quarterly dividend includes $0.02 of undistributed prior period taxable income. The July 2009 quarterly dividend is $0.16
+ Current annualized distribution rate is the latest quarterly dividend shown as an annualized percentage of net asset value/market price on April 30, 2009. The current annualized distribution rate (based on net asset value) would be 9.24% as of 4/30/09, without the distribution of $0.02 of prior period taxable income. The current annualized distribution rate (based on market value) would be 9.58% as of 4/30/09 without this additional distribution. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical, not guaranteed, and will fluctuate.
Lipper Rankings — Closed-End Emerging Markets Debt Funds Category as of 4/30/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	10	of	10	91
3-Year	8	of	9	80
5-Year	7	of	9	70
10-Year	5	of	8	56

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on net asset value total return with distributions reinvested.

Portfolio Management Review

In the following interview, the portfolio management team discusses the market environment and DWS Global High Income Fund's strategy during the six-month period ended April 30, 2009. On December 1, 2008, the current team took over the fund's management duties, which were previously delegated to a subadvisor.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How did the fund perform during the past six months?

A: For the six months ended April 30, 2009, the fund's total return based on net asset value was 26.30%, while its total return based on its share price as listed on the New York Stock Exchange was 44.98%, closing at $6.68 a share. The fund's return compares with the 19.03% gain of its previous benchmark, the JPMorgan Emerging Markets Bond Index Plus and 21.27% return of its new benchmark, the JPMorgan Emerging Markets Bond Global Diversified Index.1 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 4 for more complete performance information.)

Q: How did emerging-markets bonds perform during this time?

A: After beginning the fund's recent semiannual period on unstable footing, the asset class rebounded strongly to finish with a return of 21.27% based on the performance of the fund's benchmark, the JPMorgan Emerging Markets Bond Global Diversified Index. The majority of the rally occurred following the mid-March low in the global equity markets, after which higher-risk asset classes experienced an across-the-board recovery. Emerging-markets debt also benefited from the "quantitative easing" policy implemented by the US Federal Reserve Board (the Fed), which entailed increasing the money supply to boost the performance of the economy. This policy contributed to a firming of commodity prices, which improved the outlook for commodity-exporting nations in the emerging markets. Additionally, the economic data that was released throughout the period showed that the global recession was having a much greater impact on the developed world economies than it was in the emerging markets — a factor that helped allay fears of a worst-case depression scenario for our asset class.

Emerging-markets bonds were also helped by the announcement made by the G20 nations at their London meeting in late March 2009, which said that together they would pledge over $500 billion to the International Monetary Fund (IMF). This helped alleviate the challenges emerging-markets governments and corporations are facing in meeting external borrowing needs and rolling over external maturities, thereby decreasing near-term default risk.

The improvement in the emerging markets' performance is demonstrated by the changes in the yield spread of the asset class relative to US Treasuries.2 While the peak yield spread was 9.01%, registered in mid-October 2008, the spread had contracted to 5.62% by the end of April 2009. This helps illustrate the improved market tone and the increase in global risk appetite.

Q: What changes have you made since taking over the fund?

A: After taking over the fund on December 1, 2008, we began to transition the portfolio by eliminating its outsized over- and underweights in order to manage risk.3 We also reduced its positions in emerging-markets corporate bonds and bonds denominated in local currencies.4 Under the previous management, the fund held sizeable positions in both areas, but we opportunistically reduced the fund's weightings in these sectors as liquidity permitted. With respect to corporate bonds, we generally retained positions issued by higher-quality companies with firm government support, such as Majapahit Holding BV and KazmunaiGaz Finance, but sold off many of the fund's higher-risk positions. Local currency debt, meanwhile, underperformed dollar-denominated debt due to the negative impact slower global growth has had on the trade balances of emerging-markets nations. Expecting that this will remain an issue for emerging currencies in the months ahead, we opted to reduce the fund's weighting in this area.

We used the proceeds of these sales to purchase liquid, higher-quality sovereign issues. Our decision to trim the portfolio's risk reflects that fact that, with spreads still at high levels on a historical basis, good yield opportunities are available in the dollar-denominated debt of the lower-risk sovereign issuers. While investors had to take on more risk in order to get attractive yields in recent years, we believe that is no longer the case.

The fund did not use leverage as of the end of the period, as its reverse repurchase agreement was terminated by the counterparty concurrent with the management transition. We have been pursuing leverage alternatives for the fund since we took over in December.

Q: What specific positions helped and hurt performance during the past six months?

A: The fund's performance was helped by our decision to reduce exposure to emerging-markets currencies, which in the aggregate continued to lose ground versus the US dollar during the period. In terms of country exposures, the fund's performance relative to the index benefited from its overweight positions in countries that outperformed: Dominican Republic, Indonesia, Kazakhstan and Venezuela. Underweights in the underperforming bonds of Malaysia, Mexico and the Philippines were an additional positive for performance. On a country basis, the leading detractors from relative performance were overweight positions in Argentina and Egypt and underweights in Russia, South Africa and Turkey.

The fund's performance also took a hit when our position in bonds issued by Independencia, a Brazilian beef processor, fell sharply after the company filed for bankruptcy protection. Brazil's beef exports have fallen 33% in the past five months, and the company was no longer able to withstand the resulting hit to its earnings. We have retained the bonds during the "work out" period to see how much of their value we will be able to recover.

Q: What is your overall view on emerging-markets debt?

A: While we are encouraged that emerging-markets debt staged a recovery amid an environment of improved liquidity, we are not yet ready to "call the bottom" given that the world remains in a recession. We are, therefore, maintaining a focus on issuers whose favorable economic policies, sound fiscal management and substantial financial resources have provided them with the flexibility to navigate the downturn by taking actions to stimulate their economies. In our view, these traits will help provide a "buffer" from the continued turbulence in the global economy.

We will continue to carefully manage the fund's country exposure, a necessary element of risk management in this potentially difficult environment. We also continue to focus on the more liquid bonds issued by countries that are less likely to need external financing. In addition, we are keeping a close eye on the political situation in each of the countries in which the fund is invested to ensure that government policies remain sound. We believe this approach is appropriate given that the investment backdrop is likely to remain challenging for quite some time.

1 The JPMorgan EMBI+ is an unmanaged, unleveraged index that tracks total returns for traded external debt instruments in the emerging markets. Included in the index are US-dollar and other external currency denominated Brady bonds, loans, Eurobonds and local market instruments.
The JPMorgan Emerging Markets Bond Global Diversified Index tracks total returns for US-dollar-denominated debt instruments issued by emerging-market sovereign entities, including Brady bonds, loans and Eurobonds and quasi-sovereign entities. The index limits exposure to any one country. On March 1, 2009, the JPMorgan Emerging Markets Bond Global Diversified Index replaced the JPMorgan Emerging Markets Bond Index Plus (EMBI+) as the fund's benchmark index because the Advisor believes that it more accurately reflects the fund's investment strategy.
Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The yield spread is the difference in yield between emerging-markets bonds and Treasuries, the latter of which is seen to be free of credit risk. Narrow spreads are a sign of positive performance, wider spreads indicate negative performance.
3 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting in a given sector or security than the benchmark.
4 The fund can invest in both dollar-denominated "external" debt issued on the global markets and local currency debt issued within the home markets. Local currency debt is affected both by movements in the price of a country's bonds and the price movements of its currency.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Cash Equivalents)	4/30/09	10/31/08

Sovereign Bonds	70%	79%
Financials	18%	14%
Loan Participations and Assignments	4%	4%
Utilities	3%	1%
Energy	3%	—
Materials	2%	1%
Consumer Discretionary	—	1%
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents)	4/30/09	10/31/08

Brazil	15%	19%
Indonesia	10%	8%
Russia	8%	4%
Turkey	7%	8%
Venezuela	6%	4%
Uruguay	5%	4%
Egypt	5%	5%
Philippines	5%	7%
Colombia	4%	6%
Peru	4%	7%
El Salvador	4%	3%
Mexico	1%	6%
Other	26%	19%
	100%	100%

Asset allocation and geographical diversification are subject to change.

Currency Exposure* (As a % of Investment Portfolio excluding Cash Equivalents)	4/30/09	10/31/08

United States Dollar	97%	89%
Indonesian Rupiah	1%	1%
Egyptian Pound	1%	3%
Brazilian Real	1%	1%
Ukraine Aryvna	—	3%
Mexican Peso	—	2%
Peruvian Nuevo Sol	—	1%
	100%	100%
* Currency exposure after taking into account the effects of forward contracts.

Currency exposure is subject to change.

For more complete details about the Fund's investment portfolio, see page 11. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2009 (Unaudited)

	Principal Amount ($)(a)	Value ($)

Bonds 90.2%
Argentina 2.3%
Republic of Argentina:
GDP Linked Note, 12/15/2035	1,890,000	39,099
1.597%**, 4/30/2013	195,000	89,691
Series X, 7.0%, 4/17/2017	3,460,000	1,391,881
8.28%, 12/31/2033	185,646	53,559
(Cost $3,712,725)		1,574,230
Brazil 13.8%
Banco Bradesco SA, REG S, 14.8%, 1/4/2010 BRL	7,100,000	3,308,436
Banco Nacional de Desenvolvimento Economico e Social, REG S, 6.369%, 6/16/2018	2,910,000	2,848,162
Federative Republic of Brazil:
7.125%, 1/20/2037	1,600,000	1,656,000
11.0%, 1/11/2012	1,330,000	1,569,400
Independencia International Ltd.:
REG S, 9.875%, 5/15/2015*	570,000	74,100
REG S, 9.875%, 1/31/2017*	460,000	59,800
(Cost $10,323,841)		9,515,898
Chile 1.7%
Corporacion Nacional del Cobre — Codelco, REG S, 5.625%, 9/21/2035 (Cost $1,207,875)	1,500,000	1,158,710
Colombia 4.1%
Republic of Colombia:
7.375%, 9/18/2037	2,000,000	2,005,000
11.75%, 3/1/2010 COP	1,900,000,000	859,299
(Cost $3,119,029)		2,864,299
Dominican Republic 1.8%
Dominican Republic, REG S, 9.04%, 1/23/2018 (PIK) (Cost $1,515,926)	1,475,519	1,268,946
Egypt 4.8%
Republic of Egypt:
Series 364, Treasury Bill, 4.38%***, 5/5/2009 EGP	6,000,000	1,064,324
8.6%, 2/28/2011 EGP	10,000,000	1,789,847
9.1%, 9/20/2012 EGP	2,600,000	460,083
(Cost $3,413,600)		3,314,254
El Salvador 3.8%
Republic of El Salvador:
REG S, 7.65%, 6/15/2035	2,570,000	2,045,078
REG S, 8.25%, 4/10/2032	650,000	555,750
(Cost $3,308,524)		2,600,828
Georgia 2.3%
Republic of Georgia, 7.5%, 4/15/2013 (Cost $1,954,683)	1,940,000	1,589,481
Ghana 1.1%
Republic of Ghana, REG S, 8.5%, 10/4/2017 (Cost $1,138,624)	1,120,000	744,097
Indonesia 9.0%
Majapahit Holding BV, REG S, 7.75%, 10/17/2016	1,000,000	836,853
Republic of Indonesia:
REG S, 6.625%, 2/17/2037	1,700,000	1,317,500
REG S, 6.875%, 3/9/2017	190,000	171,759
REG S, 6.875%, 1/17/2018	300,000	270,000
Series FR-49, 9.0%, 9/15/2013 IDR	7,000,000,000	621,968
Series FR-23, 11.0%, 12/15/2012 IDR	19,160,000,000	1,842,012
REG S, 11.625%, 3/4/2019	313,000	368,944
Series FR-18, 13.175%, 7/15/2012 IDR	3,200,000,000	326,209
Series FR-16, 13.45%, 8/15/2011 IDR	4,400,000,000	444,269
(Cost $7,151,552)		6,199,514
Iraq 0.8%
Republic of Iraq, REG S, 5.8%, 1/15/2028 (Cost $545,077)	1,000,000	540,000
Lebanon 2.7%
Lebanese Republic:
8.5%, 8/6/2015	625,000	633,594
9.0%, 5/2/2014	1,200,000	1,252,560
(Cost $1,902,103)		1,886,154
Mexico 1.2%
United Mexican States, 8.3%, 8/15/2031 (Cost $895,474)	730,000	828,550
Netherlands 2.6%
KazMunaiGaz Finance Sub BV:
Series 1, REG S, 8.375%, 7/2/2013	680,000	622,200
Series 2, REG S, 9.125%, 7/2/2018	1,350,000	1,181,250
(Cost $1,664,111)		1,803,450
Panama 2.8%
Republic of Panama:
6.7%, 1/26/2036	300,000	289,500
7.125%, 1/29/2026	820,000	820,000
8.875%, 9/30/2027	700,000	799,750
(Cost $1,981,300)		1,909,250
Peru 4.0%
Republic of Peru:
6.55%, 3/14/2037	600,000	580,380
7.35%, 7/21/2025	2,000,000	2,155,000
(Cost $2,603,378)		2,735,380
Philippines 4.6%
Bangko Sentral Ng Pilipinas, Series A, 8.6%, 6/15/2027	2,800,000	2,695,000
Republic of Philippines, 9.5%, 2/2/2030	400,000	477,000
(Cost $3,527,444)		3,172,000
Russia 3.8%
Red Arrow International Leasing PLC, "A", 8.375%, 6/30/2012 RUB	23,861,003	587,361
Russian Federation, REG S, 7.5%, 3/31/2030	2,112,000	2,055,990
(Cost $2,936,190)		2,643,351
Serbia 1.3%
Republic of Serbia, REG S, Step-up Coupon, 3.75% to 11/1/2009, 6.75% to 11/1/2024 (Cost $1,045,993)	1,200,000	900,000
Singapore 0.6%
Empire Capital Resources PTE Ltd., REG S, 9.375%, 12/15/2011 (Cost $492,761)	470,000	413,247
Turkey 6.4%
Republic of Turkey:
6.875%, 3/17/2036	3,110,000	2,674,600
Series CPI, 10.0%, 2/15/2012 TRY	2,577,321	1,622,653
16.0%, 3/7/2012 TRY	200,000	132,542
(Cost $5,122,963)		4,429,795
Ukraine 1.7%
Government of Ukraine, REG S, 7.65%, 6/11/2013 (Cost $1,794,042)	1,750,000	1,146,250
United States 2.3%
Allegheny Energy Supply Co., LLC, 144A, 8.25%, 4/15/2012	500,000	504,985
AES Corp., 144A, 8.75%, 5/15/2013	500,000	505,000
Tesoro Corp., 6.25%, 11/1/2012	600,000	546,000
(Cost $1,502,931)		1,555,985
Uruguay 5.0%
Republic of Uruguay:
5.0%, 9/14/2018 UYU	16,200,000	609,229
7.875%, 1/15/2033 (PIK)	1,400,000	1,232,000
8.0%, 11/18/2022	1,700,000	1,623,500
(Cost $4,120,018)		3,464,729
Venezuela 5.7%
Petroleos de Venezuela SA, 5.25%, 4/12/2017	2,600,000	1,179,100
Republic of Venezuela:
7.65%, 4/21/2025	100,000	52,850
REG S, 9.0%, 5/7/2023	1,000,000	585,000
10.75%, 9/19/2013	2,649,000	2,119,200
(Cost $5,554,415)		3,936,150
Total Bonds (Cost $72,534,579)		62,194,548

Loan Participations and Assignments 4.2%
Sovereign Loans
Russia 3.7%
Russian Agricultural Bank:
Series 1, REG S, 7.175%, 5/16/2013	700,000	619,171
REG S, 7.75%, 5/29/2018	2,370,000	1,907,850
(Cost $2,702,714)		2,527,021
Ukraine 0.5%
Export-Import Bank of Ukraine, 7.65%, 9/7/2011 (Cost $379,900)	600,000	369,000
Total Loan Participations and Assignments (Cost $3,082,614)		2,896,021
	Shares	Value ($)

Cash Equivalents 6.3%
Cash Management QP Trust, 0.46% (b) (Cost $4,353,356)	4,353,356	4,353,356
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $79,970,549)+	100.7	69,443,925
Other Assets and Liabilities, Net	(0.7)	(496,100)
Net Assets	100.0	68,947,825
* Non-income producing security. Issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds that are in default:
Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Independencia International Ltd.	9.875%	5/15/2015	570,000	USD	568,934	74,100
Independencia International Ltd.	9.875%	1/31/2017	460,000	USD	474,355	59,800
					1,043,289	133,900
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of April 30, 2009.
*** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $81,354,359. At April 30, 2009, net unrealized depreciation for all securities based on tax cost was $11,910,434. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $655,835 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $12,566,269.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

GDP: Gross Domestic Product

PIK: Denotes that all or a portion of income is paid in kind.

REG S:Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

As of April 30, 2009, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
TRY	2,900,000	USD	1,680,380	5/15/2009	(124,702)
BRL	7,200,000	USD	3,069,054	7/10/2009	(163,028)
COP	1,900,000,000	USD	779,021	7/10/2009	(42,400)
EGP	18,600,000	USD	3,015,564	7/10/2009	(151,462)
IDR	32,700,000,000	USD	2,581,103	7/10/2009	(458,165)
RUB	18,500,000	USD	512,738	7/10/2009	(34,199)
UYU	11,000,000	USD	419,191	7/10/2009	(25,253)
Total unrealized depreciation					(999,209)
Currency Abbreviations
BRL Brazilian Real COP Colombian Peso EGP Egyptian Pound IDR Indonesian Rupiah RUB Russian Ruble TRY Turkish Lira USD United States Dollar UYU Uruguayan Peso

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments++
Level 1	$ —	$ —
Level 2	56,124,297	(999,209)
Level 3	13,319,628	—
Total	$ 69,443,925	$ (999,209)
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value at April 30, 2009:

Investments in Securities
Balance as of October 31, 2008	$ 13,215,874
Total realized gain (loss)	(1,753,537)
Change in unrealized appreciation (depreciation)	4,647,696
Amortization premium/discount	27,108
Net purchases (sales)	(2,817,513)
Net transfers in (out) of Level 3	—
Balance as of April 30, 2009	$ 13,319,628
Net change in unrealized appreciation (depreciation) from investments still held as of April 30, 2009	$ 3,358,852

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2009 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $75,617,193)	$ 65,090,569
Investment in Cash Management QP Trust (cost $4,353,356)	4,353,356
Total investments, at value (cost $79,970,549)	69,443,925
Foreign currency, at value (cost $55,987)	49,742
Receivable for investments sold	5,034,122
Interest receivable	1,434,277
Foreign taxes recoverable	6,976
Other assets	1,969
Total assets	75,971,011
Liabilities
Payable for investments purchased	5,855,566
Unrealized depreciation on forward foreign currency exchange contracts	999,209
Accrued management fee	53,331
Other accrued expenses and payables	115,080
Total liabilities	7,023,186
Net assets, at value	$ 68,947,825
Net Assets Consist of
Undistributed net investment income	1,258,527
Net unrealized appreciation (depreciation) on: Investments	(10,526,624)
Foreign currency	(989,561)
Accumulated net realized gain (loss)	(21,766,874)
Paid-in capital	100,972,357
Net assets, at value	$ 68,947,825
Net Asset Value
Net asset value per share ($68,947,825 ÷ 9,952,619 shares of common stock issued and outstanding, $.01 par value, 100,000,000 shares authorized)	$ 6.93

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2009 (Unaudited)
Investment Income
Interest (net of foreign taxes of $25,080)	$ 3,227,177
Interest — Cash Management QP Trust	19,556
Total Income	3,246,733
Expenses: Management fee	320,598
Services to shareholders	9,851
Custodian and accounting fees	52,364
Report to shareholders	41,449
Directors' fees and expenses	2,353
Interest expense	27,019
Stock exchange listing fees	11,946
Audit and tax fees	34,516
Legal fees	6,551
Other	22,103
Total expenses	528,750
Net investment income	2,717,983
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (including foreign tax of $166)	(9,289,920)
Foreign currency	294,831
(8,995,089)
Change in net unrealized appreciation (depreciation) on: Investments	22,382,466
Foreign currency	(1,969,708)
20,412,758
Net gain (loss)	11,417,669
Net increase (decrease) in net assets resulting from operations	$ 14,135,652

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended April 30, 2009 (Unaudited)
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$ 14,135,652
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by operating activities: Purchases of long-term investments	(11,379,856)
Net purchases, sales and maturities of short-term investments	(3,421,212)
Net amortization/accretion of premium (discount)	42,116
Proceeds from sales and maturities of long-term investments	27,676,589
(Increase) decrease in interest receivable	931,698
(Increase) decrease in other assets	5,257
(Increase) decrease in receivable for investments sold	(5,034,122)
Increase (decrease) in accrued interest expense	(40,299)
Increase (decrease) in payable for investments purchased	5,855,566
Increase (decrease) in other accrued expenses and payables	(54,905)
Change in unrealized (appreciation) depreciation on investments	(22,382,466)
Change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	2,200,713
Net realized (gain) loss from investments	9,289,920
Cash provided (used) by operating activities	17,824,651
Cash Flows from Financing Activities
Net increase (decrease) in cash overdraft	(13,087)
Net increase (decrease) in payable for reverse repurchase agreements	(13,232,139)
Distributions paid	(4,777,257)
Cash provided (used) for financing activities	(18,022,483)
Increase (decrease) in cash	(197,832)
Cash at beginning of period (including foreign currency)	247,574
Cash at end of period (including foreign currency)	$ 49,742

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008
Operations: Net investment income	$ 2,717,983	$ 7,105,317
Net realized gain (loss)	(8,995,089)	(4,516,483)
Change in net unrealized appreciation (depreciation)	20,412,758	(37,187,611)
Net increase (decrease) in net assets resulting from operations	14,135,652	(34,598,777)
Distributions to shareholders from net investment income	(4,777,257)	(5,971,572)
Increase (decrease) in net assets	9,358,395	(40,570,349)
Net assets at beginning of period	59,589,430	100,159,779
Net assets at end of period (including undistributed net investment income of $1,258,527 and $3,317,801, respectively)	$ 68,947,825	$ 59,589,430
Other Information
Shares outstanding at beginning of period	9,952,619	9,952,619
Shares issued to shareholders in reinvestment of distributions	—	—
Shares outstanding at end of period	9,952,619	9,952,619

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$ 5.99	$ 10.06	$ 9.63	$ 8.92	$ 8.03	$ 7.44
Income (loss) from investment operations: Net investment income[b]	.27	.71	.70	.60	.48	.44
Net realized and unrealized gain (loss)	1.15	(4.18)	.31	.67	.97	.72
Total from investment operations	1.42	(3.47)	1.01	1.27	1.45	1.16
Less distributions from: Net investment income	(.48)	(.60)	(.58)	(.56)	(.56)	(.57)
Net asset value, end of period	$ 6.93	$ 5.99	$ 10.06	$ 9.63	$ 8.92	$ 8.03
Market value, end of period	$ 6.68	$ 5.03	$ 8.62	$ 8.63	$ 7.86	$ 7.38
Total Return
Per share net asset value (%)[c]	26.30**	(35.75)	11.34	15.49	18.72	16.94
Per share market value (%)[c]	44.98**	(37.09)	6.56	17.32	14.23	12.50
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	69	60	100	96	89	80
Ratio of expenses (excluding interest) (%)	1.56*	1.48	1.33	1.70	1.81	1.98
Ratio of expenses (%)	1.65*	2.52	2.78	2.97	2.65	2.31
Ratio of net investment income (%)	8.48*	7.61	7.09	6.51	5.62	5.75
Portfolio turnover rate (%)	18d**	69[d]	114[d]	139[d]	155[d]	252
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
[d] The portfolio turnover rate including reverse repurchase agreements was 58% for the six months ended April 30, 2009 and 275%, 333%, 432% and 420% for the years ended October 31, 2008, 2007, 2006 and 2005, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Global High Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company organized as a Maryland Corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncements. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities." FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

In addition, in April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently reviewing the enhanced disclosure requirements for the adoption of FSP 157-4.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Loan Participations/Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Reverse Repurchase Agreements. The Fund may borrow through the use of reverse repurchase agreements whereby the Fund agrees to sell and simultaneously agrees to repurchase certain securities at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement, it is required to pledge securities subject to repurchase. The sale of these securities is not recorded and the Fund agrees to later repay the amount borrowed plus interest. Should the securities' value decline below the repurchase price, the Fund may be obligated to pledge additional collateral to the lender in the form of cash or securities. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities subject to reverse repurchase agreements may decline below the amount the Fund is obligated to pay to repurchase these securities. The risk in borrowing, as with any extension of credit, consists of the possible delay in the recovery of securities or possible loss of rights in the collateral should the counterparty fail financially. Additionally, there is the risk that the expense associated with the transaction may be greater than the income earned from the investment of the proceeds of the transaction.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At October 31, 2008, the Fund had a net tax basis capital loss carryforward of approximately $11,388,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized, or until October 31, 2009 ($7,295,000) and October 31, 2016 ($4,093,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders quarterly. Net realized gains from investments, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes except when purchased in default. The Fund uses the specific identification method for determining realized gain or loss on investments. The value of additional securities received as an interest payment is recorded as income and as the cost basis of such securities.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the foreign currency positions at the Fund's custodian bank on April 30, 2009.

B. Purchases and Sales of Securities

During the six months ended April 30, 2009, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $11,379,856 and $27,676,589, respectively.

C. Related Parties

Management Agreement. Under the Investment Advisory, Management and Administration Agreement ("Management Agreement") with Deutsche Investment Management Americas Inc. ("DIMA" or the "Manager"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.00% of the Fund's average weekly net assets, computed and accrued daily and payable monthly.

Prior to to December 1, 2008, pursuant to a written contract with the Manager, Aberdeen Asset Management Investment Services Limited ("AAMISL") served as the subadvisor to the Fund with respect to the investment and reinvestment of the Fund's assets. AAMISL was paid for its services by the Manager from its fee as investment manager to the Fund.

Effective December 1, 2008, DIMA assumed all day-to-day advisory responsibilities for the Fund that were previously delegated to AAMISL.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Manager, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2009, the amount charged to the Fund by DISC aggregated $9,041, of which $3,830 is unpaid.

DWS Investments Fund Accounting Corporation ("DIFA"), also an affiliate of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between DIFA and State Street Bank and Trust Company ("SSB") DIFA has delegated all accounting functions to SSB. DIFA compensates SSB out of the accounting fee it receives from the Fund. For the six months ended April 30, 2009, the amount charged to the Fund by DIFA aggregated $34,517, of which $12,677 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

E. Reverse Repurchase Agreements

The Fund entered into reverse repurchase agreements during the period with third parties involving its holdings in foreign debt securities. At April 30, 2009 the Fund did not have any outstanding reverse repurchase agreements.

The weighted average daily balance of reverse repurchase agreements, based on the 27 days held during the period ended April 30, 2009 was approximately $12,058,000. The weighted average interest rate was 2.93% and the weighted average days to maturity was 18. The maximum reverse repurchase agreement liability during the period ended April 30, 2009 was $13,232,139.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Dividend Reinvestment and Cash Purchase Plan

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through DWS Investments Service Company or its delegate (the "Transfer Agent") and Computershare Inc. (the "Plan Agent"). Note that the fund's share price for purposes of the Plan is calculated net of due bills, if applicable.

Enrollment

Each stockholder of record must enroll in the Plan by instructing the Transfer Agent in writing. Such a notice must be received by the Transfer Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the Transfer Agent, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue (i) shares of the fund's common stock that are issued but not outstanding ("Treasury Stock") to the extent shares of Treasury Stock are available, and then (ii) to the extent shares of Treasury Stock are not available, newly issued shares of the fund's common stock to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Transfer Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Transfer Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send their voluntary cash payments to be received by the Transfer Agent approximately ten days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's and/or Transfer Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, each participant will be charged $1.00 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

Amendment or Termination

The fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Transfer Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: DWS Global High Income Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o DWS Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, (800) 294-4366.

Other Information

On March 11, 2009, the fund's Board of Directors amended and restated the fund's by-laws in their entirety. The amended and restated by-laws provide for, among other things (i) election of fund directors by an affirmative vote of a majority of the shares of stock outstanding and entitled to vote in the election of directors; (ii) additional requirements for advance notice with respect to shareholder proposals to nominate directors or conduct certain other business at meetings of the fund's shareholders; and (iii) other changes tending to conform the fund's by-laws to those of other funds in the DWS closed-end fund complex.

Net Asset Value

The fund's NAV is available daily on our Web site at www.dws-investments.com. The fund's NAV is published weekly on Monday and the fund's Market Value is published every weekday in The Wall Street Journal under the heading "Closed End Funds". The fund's NAV is also published in The New York Times and Barron's.

Additional Information

Automated Information Lines	DWS Investments Closed-End Fund Info Line (800) 349-4281
Web Site	www.dws-investments.com Obtain quarterly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Ropes & Gray LLP One International Place Boston, MA 02110
Dividend Reinvestment Plan Agent	Computershare Inc. P.O. Box 43078 Providence, RI 02940-3078
Shareholder Service Agent and Transfer Agent	DWS Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 125 High Street Boston, MA 02110
NYSE Symbol	LBF
CUSIP Number	23338W104

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

DWS Global High Income Fund, Inc.

Item 9 of Form N-CSR - Repurchase Disclosure

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Plans or Programs

November 1 through November 30, 2008	0	$0.0	n/a	n/a
December 1 through December 31, 2008	0	$0.0	n/a	n/a
January 1 through January 31, 2009	0	$0.0	n/a	n/a
February 1 through February 28, 2009	0	$0.0	n/a	n/a
March 1 through March 31, 2009	0	$0.0	n/a	n/a
April 1 through April 30, 2009	0	$0.0	n/a	n/a

Total	0	$0.0	n/a	n/a

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)       There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global High Income Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Global High Income Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 1, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        July 1, 2009